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                     CLASS A, CLASS B AND CLASS C SHARES OF

                             AIM GLOBAL TRENDS FUND

                        Supplement dated January 7, 2004
           to the Prospectus dated November 4, 2003, as supplemented November 10, 2003, December 5, 2003 and December 16, 2003


The changes noted below will become effective March 31, 2004.

At a meeting held on December 9-10, 2003, the Board of Trustees of AIM Growth Series, on behalf of AIM Global Trends Fund, voted to change the fund's name to "AIM Global Equity Fund."

The following information replaces the second paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES":

     "The Fund seeks to meet its objective by investing, normally, at least 80% of its assets in equity securities. In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The fund focuses on issuers in the following global industry sectors:

          o    consumer products

          o    financial services

          o    health care

          o    infrastructure

          o    natural resources

          o    telecommunications and

          o    technology"

The following information replaces in its entirety the first sentence of the fourth paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES":

     "The fund may also invest up to 35% of its net assets in equity securities of issuers in other global industry sectors and 20% of its net assets in debt securities of U.S. and foreign issuers."

The following information replaces in its entirety the fifth paragraph under the heading "INVESTMENT OBJECTIVE AND STRATEGIES":

     "The fund may invest up to 20% of its total assets in securities of companies located in developing countries, i.e., those that are in the initial stages of their industrial cycle. The fund may also invest up to 20% of its net assets in lower-quality debt securities, i.e., "junk bonds."


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                     CLASS A, CLASS B AND CLASS C SHARES OF

                             AIM GLOBAL TRENDS FUND

                        Supplement dated January 7, 2004
        to the Statement of Additional Information dated November 4, 2003 as supplemented December 16, 2003


The changes noted below will become effective March 31, 2004.

At a meeting held on December 9-10, 2003, the Board of Trustees of AIM Growth Series, on behalf of AIM Global Trends Fund, voted to change the fund's name to "AIM Global Equity Fund."

The following information is added after the second paragraph under the heading "ADDITIONAL NON-FUNDAMENTAL POLICIES. As non-fundamental policies":

     "(3) AIM Global Equity Fund normally invests at least 80% of its assets in equity securities. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions."